                                                                      Exhibit 99


LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




PRELIMINARY TERM SHEET

$246,886,000 (APPROXIMATE)

INDYMAC RESIDENTIAL MORTGAGE-BACKED TRUST,
SERIES 2005-L3

MORTGAGE-BACKED CERTIFICATES,
SERIES 2005-L3


[INDYMAC LOGO]
Seller and Master Servicer


INDYMAC ABS, INC.
Depositor



DECEMBER 6, 2005



INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.
                                     Page 1

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE





 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
                                  INFORMATION



THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS FREE WRITING PROSPECTUS RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING LEHMAN:
212-526-7000.

THIS FREE WRITING PROSPECTUS IS NOT REQUIRED TO CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME OF YOUR COMMITMENT TO PURCHASE, SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR FREE WRITING PROSPECTUS RELATING TO THESE SECURITIES.

THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

THIS FREE WRITING PROSPECTUS IS BEING DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF THE MORTGAGE-BACKED SECURITIES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN INDICATION OF YOUR INTEREST IN PURCHASING SUCH SECURITIES, WHEN, AS AND IF ISSUED. ANY SUCH INDICATION OF INTEREST WILL NOT CONSTITUTE A CONTRACTUAL COMMITMENT BY YOU TO PURCHASE ANY OF THE SECURITIES. YOU MAY WITHDRAW YOUR INDICATION OF INTEREST AT ANY TIME.


INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.
                                     Page 2

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




                           $246,886,000 (APPROXIMATE)
           INDYMAC RESIDENTIAL MORTGAGE-BACKED TRUST, SERIES 2005-L3,
                  MORTGAGE-BACKED CERTIFICATES, SERIES 2005-L3

CHARACTERISTICS OF THE CERTIFICATES(1)(2)


                      Original                                 WAL         Principal          Final           Expected
                     Principal                               to call       Lockout/         Scheduled          Ratings
 Class                Balance    Coupon    Tranche Type       (yrs)      Window (mos)      Payment Date     (Moody's/S&P)
 ------------ ----------------- ---------- ---------------- ----------- ----------------- ---------------- -----------------
 A                $243,500,000   (3)(4)    Senior             2.052        37-39/1-59       11/25/2010       Aaa/AAA (5)
 M                  $3,386,000   (3)(4)    Mezzanine          3.907        1-38/39-59       11/25/2010         Baa3/--
 B(6)               $3,887,000   (3)(4)    Subordinate         N/A            N/A               N/A             Ba2/--
 ------------ ----------------- ---------- ---------------- ----------- ----------------- ---------------- -----------------

NOTES:

    (1) The Certificates will be priced assuming a 30% CPR and a 10% Optional Termination.

    (2) Class sizes are subject to a 10% variance.

    (3) The least of (a) One-month LIBOR plus the related margin, (b) the Net WAC Rate and (c) the Maximum Cap Rate.

    (4) The margin on the Class A Certificates will double after the Optional Termination Date. The margin on each of the Class M and the Class B Certificates will increase to a 1.5 multiple after the Optional Termination Date.

    (5) The Class A Certificates will benefit from a FGIC insurance policy that will provide a 100% guaranty of ultimate principal and timely interest (other than any basis risk shortfall, prepayment interest shortfall or Relief Act shortfall).

    (6) The Class B Certificates will not be offered hereby.


INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



SELLER AND
MASTER SERVICER:                IndyMac Bank, F.S.B.

DEPOSITOR:                      IndyMac ABS, Inc.

TRUST:                          IndyMac Residential Mortgage-Backed Trust,
                                Series 2005-L3 (the "Trust").

CUSTODIAN AND TRUSTEE:          Deutsche Bank National Trust Company.

LEAD MANAGER:                   Lehman Brothers Inc.

CO-MANAGER:                     Bear Stearns & Co. Inc. and Credit Suisse
                                First Boston, LLC

CLASS A CERTIFICATE INSURER:    Financial Guaranty Insurance Company ("FGIC").

CORRIDOR PROVIDER:              [HSBC]

THE CERTIFICATES:               The IndyMac Residential Mortgage-Backed Trust,
                                Series 2005-L3, Mortgage-Backed Certificates will consist of the following classes of
                                Certificates: the Class A Certificates; the
                                Class M Certificates; and the Class B
                                Certificates (together with the Class M
                                Certificates, the "Mezzanine Certificates").

                                The Class M Certificates will be subordinate to the Class A Certificates, and senior to the Class B Certificates.

                                The Class B Certificates will be subordinate to the Class M Certificates and the Class A Certificates.

NON-OFFERED CERTIFICATES:       The Class B Certificates,  the Class C
                                Certificates and the Class
                                R Certificates.

FEDERAL TAX STATUS:             The Trust will be established as one or more
                                REMICs for U.S.  federal  income
                                tax purposes.

REGISTRATION:                   The Class A Certificates and the Class M
                                Certificates  will be  available in
                                book-entry form through DTC.

DENOMINATIONS:                  For the Class A Certificates  and the Class
                                M Certificates, minimum denominations of
                                $100,000 and multiples of $1 in excess thereof.

STATISTICAL CALCULATION
DATE:                           December 1, 2005.

CUT-OFF DATE:                   December 1, 2005.

CLOSING DATE:                   December 16, 2005.

DISTRIBUTION DATE:              The 25th day of each month (or,  if such day is
                                not a  Business  Day,  on the first Business
                                Day thereafter), commencing in January 2006.


INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


RECORD DATE:                        The business day immediately preceding the
                                    applicable Distribution Date.

ERISA ELIGIBILITY:                  The Certificates will not be ERISA Eligible.

SMMEA ELIGIBILITY:                  The Certificates will not be "mortgage
                                    related securities" for purposes of
                                    SMMEA.

OPTIONAL TERMINATION:               The terms of the transaction allow for a
                                    clean-up call (the "Clean-up Call"), which may be exercised on the first Distribution
                                    Date on which the aggregate principal
                                    balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off (such date, the "Optional Termination Date").

PRICING PREPAYMENT SPEED:           The  Certificates will be priced based on a
                                    constant prepayment speed of 30% CPR.

THE MORTGAGE LOANS:                 On the Closing Date, a pool of
                                    adjustable-rate and fixed-rate, first lien, residential lot loans (the "Mortgage Loans") will be delivered to the Trust. The information set forth herein, unless otherwise stated, is calculated as of the Statistical Calculation Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the Trust on the Closing Date (the "Statistical Pool"). The
                                    Statistical Pool consists of 1,347 Mortgage
                                    Loans with an aggregate scheduled principal balance of approximately $250,773,245.

                                    The aggregate scheduled principal balance of the Mortgage Loans included in the Trust on the Closing Date is expected to be approximately $250,773,245. It is expected that the aggregate scheduled principal balance of the Mortgage Loans delivered to the Trust on the Closing Date will not vary from the foregoing balance by more than plus or minus 5%.

PASS-THROUGH RATE:                  On each Distribution Date, the Pass-Through
                                    Rate for each of the Certificates will be equal to the lesser of (a) the Formula Rate and (b) the Net WAC Rate. The "Formula Rate" for the Class A Certificates, the Class M
                                    Certificates and the Class B Certificates will be the lesser of (a) One-month LIBOR plus a related margin and (b) the Maximum
                                    Cap Rate. After the Optional Termination
                                    Date, the margin on the Class A Certificates will double, and the margins on the Class M
                                    Certificates and the Class B Certificates will increase by 50%.

ACCRUAL PERIOD:                     On each Distribution Date, the Accrual
                                    Period for the Certificates will be the
                                    actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date
                                    (or, in the case of the first such Accrual
                                    Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date.

DUE PERIOD:                         For any Distribution Date, the period
                                    commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

PREPAYMENT PERIOD:                  For any Distribution Date, the period
                                    commencing on the day after the 15th day in the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the day after the Cut-off Date); or if such 15th day is not a business day, the business day preceding such 15th day; and ending on the 15th day of the calendar month in which such Distribution Date occurs.

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


NET WAC RATE:                       For any Distribution Date, a per annum rate
                                    (subject to adjustment based on the actual number of days elapsed in the related
                                    Accrual Period) equal to the weighted
                                    average of the Expense Adjusted Net Mortgage
                                    Rates of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) less the rate at which the premium payable to the Class A
                                    Certificate Insurer is calculated
                                    (multiplied by a fraction, the numerator of which is the Certificate Principal Balance of the Class A Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans for such Distribution Date).

MAXIMUM CAP RATE:                   For any Distribution Date, a per annum rate
                                    (subject to adjustment based on the actual number of days elapsed in the related
                                    Accrual Period) equal to the weighted
                                    average of the Expense Adjusted Maximum Net
                                    Mortgage Rates of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
                                    Period) less the rate at which the premium to the Class A Certificate Insurer is calculated (multiplied by a fraction, the numerator of which is the Certificate
                                    Principal Balance of the Class A
                                    Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans for such Distribution Date).

EXPENSE ADJUSTED
NET MORTGAGE RATE:                  For any Mortgage Loan for any Distribution
                                    Date, a per annum rate equal to the
                                    applicable mortgage rate for such Mortgage
                                    Loan as of the first day of the month
                                    preceding the month in which such
                                    Distribution Date occurs minus the sum of
                                    (i) the Trustee Fee Rate and (ii) the
                                    Servicing Fee Rate.

EXPENSE ADJUSTED
MAXIMUM NET
MORTGAGE RATE:                      For any Mortgage Loan for any Distribution
                                    Date, a per annum rate equal to the
                                    applicable maximum mortgage rate for such Mortgage Loan (if such Mortgage Loan is an adjustable-rate Mortgage Loan) or the applicable Mortgage Rate for such Mortgage
                                    Loan (if such Mortgage Loan is a fixed-rate
                                    Mortgage Loan), in either such case as of the first day of the month preceding the month in which such Distribution Date occurs, minus the sum of (i) the Trustee Fee
                                    Rate and (ii) the Servicing Fee Rate.

NET WAC RATE
CARRYOVER AMOUNT:                   With respect to any class of Certificates
                                    and any Distribution Date, an amount equal to the sum of (i) the excess of (x) the amount of interest such class of Certificates would have accrued for such Distribution Date had the related
                                    Pass-Through Rate been the related Formula
                                    Rate, over (y) the amount of interest such class of Certificates accrued for such Distribution Date at the related Net WAC
                                    Rate; and (ii) the unpaid portion of any Net
                                    WAC Rate Carryover Amount for such class of Certificates from the prior Distribution
                                    Date together with interest accrued on such unpaid portion for the most recently ended
                                    Accrual Period at the Formula Rate
                                    applicable for such class of Certificates for such Accrual Period.

                                    To mitigate the effect of such Net WAC Rate
                                    Carryover Amount, the Certificates will be paid first, from payments if any, made under the interest rate corridor agreement pledged to the Trust, as described below under the "Corridor Agreement" and second, from Net Monthly Excess Cashflow on a Subordinated basis on the same Distribution Date or in any subsequent period.

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TRUSTEE FEE RATE:                   0.010% per annum on the outstanding
                                    aggregate principal balance of the Mortgage
                                    Loans.

SERVICING FEE RATE:                 0.250% per annum on the outstanding
                                    aggregate principal balance of the Mortgage
                                    Loans.

MONTHLY INTEREST
DISTRIBUTABLE AMOUNT:               The Monthly Interest Distributable Amount
                                    for each class of Certificates on any
                                    Distribution Date will be equal to interest accrued during the related Accrual Period on the Certificate Principal Balance of that class immediately prior to such Distribution
                                    Date at the then applicable Pass-Through
                                    Rate for such class and reduced (to not less than zero) by the allocable share, if any, for such class of prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil
                                    Relief Act (in each case to the extent such shortfalls are not allocated to interest accrued on the Class C Certificates).

UNPAID INTEREST
SHORTFALL AMOUNT:                   For any class of Certificates, (i) on the
                                    first Distribution Date, zero, and (ii) on any Distribution Date after the first
                                    Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly
                                    Interest Distributable Amount for such class for the immediately preceding Distribution
                                    Date and (2) the outstanding Unpaid Interest
                                    Shortfall Amount, if any, for such class for such immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest pursuant to clause (ii)(a) of this definition on such immediately preceding
                                    Distribution Date, plus interest on the
                                    amount of interest due but not paid on the Certificates of such class on such preceding
                                    Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related Accrual Period.

CORRIDOR AGREEMENT:                 On the Closing Date, the Trust will enter
                                    into a Corridor Agreement to benefit the Certificates. Under the Corridor Agreement, on each Distribution Date starting with the Distribution Date in January 2006 and ending with the Distribution Date in April 2006, the Trust will be entitled to receive payments equal to the product of (a) the lesser of the Corridor Agreement Notional
                                    Amount and the aggregate Certificate
                                    Principal Balance of the Class A
                                    certificates, the Class M Certificates and the Class B Certificates for that Distribution Date, (b) the excess, if any, of (i) the lesser of 1-Month LIBOR (as determined pursuant to the Corridor
                                    Agreement) for such Distribution Date and 10.20% over (ii) the Strike Rate for such Distribution Date, and (c) the actual number of days in the related corridor accrual period divided by 360. Shown below are the approximate Corridor Notional Amounts,
                                    Strike Rates, and Maximum Rates for the
                                    Corridor Agreement the Trust intends to
                                    enter into.

                        --------------------------------------------------------
                        PERIOD         CORRIDOR         STRIKE     MAXIMUM RATE
                                  NOTIONAL AMOUNT ($)    RATE (%)       (%)
                          1               N/A            N/A            N/A
                          2         243,255,032.90       5.80          10.20
                          3         235,961,154.79       9.90          10.20
                          4         228,974,246.14      10.08          10.20
                        --------------------------------------------------------

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT ENHANCEMENT:                 The Certificates will benefit from the
                                    following credit enhancement mechanisms, each of which is intended to provide credit support for the Certificates with a higher payment priority:

                                    1) Initial Subordination

                                                     Class A           2.90%
                                                     Class M           1.55%
                                                     Class B           0.00%

                                    2) Overcollateralization

                                            AT CLOSING - 0.00%
                                            TARGET - Beginning in April 2006,
                                            Target Pecentage of the aggregate
                                            principal pool balance as of the
                                            Cut-off Date

                                            FLOOR - 0.50% of the aggregate
                                            principal pool balance as of the
                                            Cut-off Date

                                            STEPDOWN - Two times the Target
                                            Pecentage of the current aggregate
                                            principle pool balance

                                    3) Excess Spread See Excess Spread table

                                    4) Class A Certificate Policy

                                            The Class A Certificates will
                                            benefit from a FGIC insurance policy
                                            (the "Policy") that will provide a
                                            AAA/Aaa-rated (S&P/Moody's), 100%
                                            guaranty of ultimate principal and
                                            timely interest (other than any
                                            basis risk shortfall, prepayment
                                            interest shortfall or Relief Act
                                            shortfall).

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

ALLOCATED REALIZED LOSS
AMOUNT:
                                    On any Distribution Date, Realized Losses on the Mortgage Loans will first be absorbed by Net Monthly Excess Cashflow, if any, and then by the Overcollateralization Amount. If on any Distribution Date, as a result of Realized Losses on the Mortgage Loans, the aggregate Certificate Principal Balance of the Class A Certificates, the Class M Certificates and the Class B Certificates, after giving effect to principal distributions on such date, exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the "Allocated Realized Loss Amount") will be allocated in the following order: first to the Class B Certificates, and then to the Class M Certificates. There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates. Once Realized Losses are allocated to the Class B Certificates and the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest. However, the amount of any Realized Losses allocated to the Class B Certificates and the Class M Certificates may be distributed to the holders of those Certificates from Net Monthly Excess Cashflow, sequentially, as described below.

REALIZED LOSS: With respect to any liquidated Mortgage Loan, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all Net Liquidation Proceeds in respect of such Mortgage Loan.

NET LIQUIDATION PROCEEDS:           For any Mortgage Loan in respect of which
                                    the Master Servicer has determined, in
                                    accordance with the servicing procedures and the servicing standard specified in the Pooling and Servicing Agreement, as of the end of the related Prepayment Period, that all proceeds which it expects to recover with respect to the liquidation of such Mortgage Loan or disposition of the related
                                    REO Property have been recovered or any
                                    other disposition of the related Mortgaged
                                    Property (including REO Property), the
                                    related liquidation proceeds net of
                                    advances, servicing advances, servicing fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or disposition of the related Mortgaged
                                    Property.

STEPDOWN DATE:                      The later to occur of (a) the Distribution
                                    Date in January 2009 (the 37th Distribution
                                    Date) and (b) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose after taking into account principal received or advanced on the Mortgage Loans, which is part of the available funds for such Distribution Date, but before the distribution of the principal distribution amount to the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than approximately 9.80%.

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRIORITY OF
PAYMENTS:                           Payments of interest and principal will be
                                    as follows:

                                    INTEREST
                                    Amounts received in respect of interest
                                    collections on the Mortgage Loans will be applied in the following order of priority:

                                    1)  To the Class A Certificate Insurer,
                                        the amount owing to the Class A
                                        Certificate Insurer under the FGIC
                                        Insurance and Indemnity Agreement (the
                                        "Insurance Agreement") for the premium
                                        payable in respect of the Class A
                                        Certificates;

                                    2)  To the Class A Certificateholders, the
                                        Monthly Interest Distributable Amount
                                        plus any Unpaid Interest Shortfall
                                        Amount;

                                    3)  To the Class A Certificate Insurer,
                                        the amount owing to the Class A
                                        Certificate Insurer under the Insurance
                                        Agreement for reimbursement for prior
                                        claims paid under the Policy and any
                                        other amounts owing to the Class A
                                        Certificate Insurer under the Insurance
                                        Agreement;

                                    4)  To the Class M Certificateholders,
                                        the Monthly Interest Distributable
                                        Amount; and

                                    5)  To the Class B Certificateholders,
                                        the Monthly Interest Distributable
                                        Amount.

                                    Any amounts received under the Corridor
                                    Agreement will be allocated in steps (2),
                                    (4) and (5), in that order of priority.

                                    PRINCIPAL
                                    Amounts received in respect of principal collections from the Mortgage Loans (and other amounts paid to the Certificateholders as principal) will be applied in the following order of priority:

                                    Prior to the Stepdown Date or if a Trigger
                                    Event is in effect:

                                    1)  To the Class A Certificateholders,
                                        until the Certificate Principal Balance
                                        of such class has been reduced to zero;

                                    2)  To the Class A Certificate Insurer,
                                        the amount owing to the Class A
                                        Certificate Insurer under the Insurance
                                        Agreement for reimbursement for prior
                                        claims paid under the Policy and any
                                        other amount owing to the Class A
                                        Certificate Insurer under the Insurance
                                        Agreement, to the extent not paid
                                        pursuant to clause (1) and clause (3)
                                        under the Interest Priority of Payments;

                                    3)  To the Class M Certificateholders,
                                        the Certificate Principal Balance of
                                        such class has been reduced to zero; and

                                    4)  To the Class B Certificateholders,
                                        the Certificate Principal Balance of
                                        such class has been reduced to zero.

                                    On and after the Stepdown Date (if a Trigger
                                    Event is not in effect):

                                    1)  To the Class A Certificateholders,
                                        the Class A Principal Distribution
                                        Amount, until the Certificate Principal
                                        Balance of such class has been reduced
                                        to zero;

                                    2)  To the Class A Certificate Insurer,
                                        the amount owing to the Class A
                                        Certificate Insurer under the Insurance
                                        Agreement for reimbursement for prior
                                        claims paid under the Policy and any
                                        other amount owing to the Class A
                                        Certificate Insurer under the Insurance
                                        Agreement, to the extent not paid
                                        pursuant to clause (1) and clause (3)
                                        under the Interest Priority of Payments;

                                    3)  To the Class M Certificateholders,
                                        the Class M Principal Distribution
                                        Amount, until the Certificate Principal
                                        Balance of such class has been reduced
                                        to zero; and

                                    4)  To the Class B Certificateholders,
                                        the Class B Principal Distribution
                                        Amount, until the Certificate Principal
                                        Balance of such class has been reduced
                                        to zero.

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                    NET MONTHLY EXCESS CASHFLOW
                                    Any remaining amounts will be applied in the following order of priority to the extent available for such purpose:

                                    1)  Prior to the Distribution Date in
                                        April 2006, the Net Monthly Excess
                                        Cashflow will be distributed to the
                                        Class C Certificates. Beginning with the
                                        Distribution Date in April 2006, to the
                                        holders of the Certificates then
                                        entitled to receive principal in the
                                        order described under "principal" above, additional principal until the Target Overcollateralization Amount is reached;

                                    2)  To the Class M Certificateholders,
                                        any Unpaid Interest Shortfall Amount;

                                    3)  To the Class M Certificateholders,
                                        any Allocated Realized Loss Amount;

                                    4)  To the Class B Certificateholders,
                                        any Unpaid Interest Shortfall Amount;

                                    5)  To the Class B Certificateholders, any
                                        Allocated Realized Loss Amount;

                                    6)  To the Class A Certificateholders,
                                        any Net WAC Rate Carryover Amount after
                                        taking into account any amounts received under the interest rate corridor agreement;

                                    7)  To the Class M Certificateholders,
                                        any Net WAC Rate Carryover Amount after
                                        taking into account any amounts received under the interest rate corridor agreement;

                                    8)  To the Class B Certificateholders,
                                        any Net WAC Rate Carryover Amount after
                                        taking into account any amounts received under the interest rate corridor agreement;

                                    9)  Any remaining amounts as provided in
                                        the Pooling and Servicing Agreement.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:                For any Distribution Date, an amount equal
                                    to the lesser of (i) the principal
                                    distribution amount and (ii) the excess, if any, of (x) the Certificate Principal
                                    Balance of the Class A Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 90.20% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period (after giving effect to scheduled payments of principal due during the related
                                    Due Period, to the extent received or
                                    advanced, and unscheduled collections of principal received during the related
                                    Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period
                                    (after giving effect to scheduled payments of principal due during the related Due
                                    Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
                                    Period) minus the Overcollateralization
                                    Floor Amount.

CLASS M PRINCIPAL
DISTRIBUTION AMOUNT:                For any Distribution Date, an amount equal
                                    to the lesser of (i) the principal
                                    distribution amount remaining after payment to the Class A Certificates and (ii) the excess, if any, of (x) the sum of (i) the Certificate Principal Balance of the Class A
                                    Certificates (after taking into account the distribution of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date) and (ii) the Certificate Principal
                                    Balance of the Class M Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 92.90% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period (after giving effect to scheduled payments of principal due during the related
                                    Due Period, to the extent received or
                                    advanced, and unscheduled collections of principal received during the related
                                    Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period
                                    (after giving effect to scheduled payments of principal due during the related Due
                                    Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
                                    Period) minus the Overcollateralization
                                    Floor Amount.

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CLASS B PRINCIPAL
DISTRIBUTION AMOUNT:                For any Distribution Date, an amount equal
                                    to the lesser of (i) the principal
                                    distribution amount remaining after payment to the Class A Certificates and the Class M
                                    Certificates and (ii) the excess, if any, of
                                    (x) the sum of (i) the aggregate Certificate
                                    Principal Balance of the Class A
                                    Certificates and the Class M Certificates
                                    (after taking into account the distribution of the Class A Principal Distribution Amount and the Class M Principal Distribution
                                    Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                    96.00% and (ii) the aggregate principal
                                    balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period (after giving effect to scheduled payments of principal due during the related
                                    Due Period, to the extent received or
                                    advanced, and unscheduled collections of principal received during the related
                                    Prepayment Period) minus the
                                    Overcollateralization Floor Amount.

TRIGGER EVENT:                      With respect to each Distribution Date, a
                                    Trigger Event will be in effect if any of the following has occurred:

                                    (i) for any Distribution Date occurring from and including January 2009 to, but not including, January 2011, the Mortgage Loans delinquent 60 days or more, in bankruptcy, in foreclosure or that are secured by Mortgaged Properties that have become REO Properties exceed 3.00% of the aggregate principal balance of the Mortgage Loans,

                                    (ii) for any Distribution Date on and after January 2011, the Mortgage Loans delinquent 60 days or more or that are secured by Mortgaged Properties that have become REO Properties exceed 4.50% of the aggregate principal balance of the Mortgage Loans, or

                                    (iii) for any Distribution Date, the
                                    cumulative amount of Realized Losses
                                    incurred on the Mortgage Loans (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-off Date through the last day of the related Due Period) exceeds the applicable amount set forth below:

                                    January 2009 to     1.75% with respect to
                                    December 2009       January 2009, plus an
                                                        additional 1/12th of
                                                        0.75% for each month
                                                        thereafter.

                                    January 2010 to     2.50% with respect to
                                    December 2010       January 2010, plus an
                                                        additional 1/12th of
                                                        0.50% for each month
                                                        thereafter.

                                    January 2011       3.00%.
                                    and thereafter

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

OVERCOLLATERALIZATION
AMOUNT: For any Distribution Date, the amount, if any, by which (i) the aggregate principal balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) exceeds (ii) the aggregate Certificate Principal Balance of the Certificates as of such Distribution Date after giving effect to distributions to be made on such Distribution Date.

OVERCOLLATERALIZATION FLOOR
AMOUNT: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

TARGET  OVERCOLLATERALIZATION
AMOUNT: (a) For each Distribution Date prior to April 2006, 0%; (b) for each Distribution Date thereafter and prior to the Stepdown Date, the Target Pecentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (c) for each Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the greater of (i) two times the Target Pecentage of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (ii) the Overcollateralization Floor Amount and (d) for each Distribution Date on or after the Stepdown Date and on which a Trigger Event is in effect, the Target
                                    Overcollateralization Amount for the
                                    immediately preceding Distribution Date.

TARGET PERCENTAGE:                  A percentage between 2.00% and 4.00%,
                                    inclusive, as specified in the Pooling and Servicing Agreement.

SERVICER ADVANCES:                  The Servicer will be required to advance
                                    delinquent interest and principal to the extent such amounts are deemed non-recoverable.

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------
 Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                                    1347
TOTAL OUTSTANDING LOAN BALANCE                                $250,773,244.62
CURRENT WA COUPON                                                      6.798%
WA MARGIN (ADJUSTABLE ONLY)                                            5.052%
WA MINIMUM RATE (ADJUSTABLE ONLY)                                      5.052%
WA MAXIMUM RATE (ADJUSTABLE ONLY)                                     12.369%
WA ROLL RATE (MONTHS) (ADJUSTABLE ONLY)                                     2
WA FIRST PERIODIC CAP (ADJUSTABLE ONLY)                                4.817%
WA PERIODIC CAP (ADJUSTABLE ONLY)                                      1.000%
WA SEASONING (MONTHS)                                                       1
WA REMAINING BALLOON TERM (MONTHS)                                         52
WA OLTV                                                                82.98%
WA CURRENT FICO                                                           727
LIEN POSITION (% FIRST / % JUNIOR)                                   100%/ 0%
GEOGRAPHIC DISTRIBUTION
                                                            CA         34.00%
Other states account individually for less than             FL         17.43%
5% of pool balance.                                         AZ          8.99%
                                                            HI          7.19%
--------------------------------------------------------------------------------

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CURRENT PRINCIPAL BALANCES
--------------------------------------------------------------------------------
RANGE OF
CURRENT PRINCIPAL           MORTGAGE      PRINCIPAL                % OF POOL
BALANCES ($)                 LOANS        BALANCE ($)          PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.01 - 25,000.00                  18        $359,973.39                   0.14%
25,000.01 - 50,000.00            154       6,264,396.45                    2.50
50,000.01 - 75,000.00            194      12,009,991.12                    4.79
75,000.01 - 100,000.00           143      12,442,706.31                    4.96
100,000.01 - 200,000.00          377      55,616,248.00                   22.18
200,000.01 - 300,000.00          207      51,460,509.15                   20.52
300,000.01 - 400,000.00          131      45,345,680.89                   18.08
400,000.01 - 500,000.00           72      32,665,844.77                   13.03
500,000.01 - 600,000.00           23      12,705,139.15                    5.07
600,000.01 - 700,000.00           16      10,343,731.57                    4.12
700,000.01 - 800,000.00            2       1,467,748.25                    0.59
800,000.01 - 900,000.00            3       2,537,116.62                    1.01
900,000.01 - 1,000,000.00          4       3,993,699.32                    1.59
1,100,000.01 - 1,200,000.00        2       2,262,669.75                    0.90
1,200,000.01 - 1,300,000.00        1       1,297,789.88                    0.52
--------------------------------------------------------------------------------
  TOTAL:                       1,347    $250,773,244.62                 100.00%
--------------------------------------------------------------------------------

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

RANGE OF ORIGINAL          MORTGAGE           PRINCIPAL            % OF POOL
LOAN-TO-VALUE RATIOS       LOANS (%)         BALANCE ($)       PRINCIPAL BALANCE
--------------------------------------------------------------------------------
0.01 - 40.00                     5             $595,710.25            0.24%
40.01 - 45.00                    3              315,442.44             0.13
45.01 - 50.00                    6              935,943.27             0.37
50.01 - 55.00                    9            1,287,217.71             0.51
55.01 - 60.00                   17            5,190,753.93             2.07
60.01 - 65.00                   12            5,615,522.65             2.24
65.01 - 70.00                   53           17,891,669.98             7.13
70.01 - 75.00                   46            9,689,992.75             3.86
75.01 - 80.00                  296           63,968,900.25            25.51
80.01 - 85.00                   92           25,196,691.00            10.05
85.01 - 90.00                  802          118,649,266.48            47.31
90.01 - 95.00                    4              948,568.15             0.38
95.01 - 100.00                   2              487,565.76             0.19
--------------------------------------------------------------------------------
  TOTAL:                     1,347         $250,773,244.62          100.00%
--------------------------------------------------------------------------------

Minimum: 24.40%
Maximum: 96.90%
Weighted Average: 82.98%

-------------------------------------------------------------------------------
                              LOAN PURPOSE
-------------------------------------------------------------------------------
                          MORTGAGE            PRINCIPAL             % OF POOL
PURPOSE                    LOANS             BALANCE ($)       PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Purchase                  1,346            $250,382,090.03            99.84%
Cash Out Refinance            1                 391,154.59             0.16
-------------------------------------------------------------------------------
  TOTAL:                  1,347            $250,773,244.62           100.00%
-------------------------------------------------------------------------------

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------
                         MORTGAGE            PRINCIPAL            % OF POOL
STATE                    LOANS              BALANCE ($)       PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Alabama                        1            $76,500.00                   0.03%
Alaska                         3            249,175.15                    0.10
Arizona                      112         22,540,144.13                    8.99
Arkansas                       2             46,609.14                    0.02
California                   334         85,273,897.54                   34.00
Colorado                      54          8,014,455.36                    3.20
Connecticut                    8          1,348,908.24                    0.54
Delaware                       1             85,384.88                    0.03
Florida                      295         43,720,400.73                   17.43
Georgia                       36          4,084,916.77                    1.63
Hawaii                        54         18,018,443.17                    7.19
Idaho                         14          1,659,460.04                    0.66
Illinois                      19          4,589,625.54                    1.83
Indiana                        1             72,856.43                    0.03
Louisiana                      6            365,171.86                    0.15
Maine                          4            293,862.11                    0.12
Maryland                       6          1,035,371.57                    0.41
Massachusetts                 13          2,103,394.61                    0.84
Michigan                      11          1,715,420.18                    0.68
Minnesota                      3            193,294.24                    0.08
Mississippi                    1             32,342.67                    0.01
Missouri                      10            713,242.44                    0.28
Montana                       19          2,396,324.28                    0.96
Nevada                        28          4,801,816.40                    1.91
New Hampshire                  9          1,088,801.66                    0.43
New Jersey                    13          2,791,548.20                    1.11
New Mexico                    10            663,179.17                    0.26
New York                      18          5,122,600.03                    2.04
North Carolina                28          3,827,306.28                    1.53
Ohio                           5            161,453.46                    0.06
Oregon                        35          5,316,199.32                    2.12
Pennsylvania                  10          1,083,849.90                    0.43
Rhode Island                   4            979,814.78                    0.39
South Carolina                13          1,928,768.72                    0.77
South Dakota                   1            125,777.05                    0.05
Tennessee                      5            326,480.30                    0.13
-------------------------------------------------------------------------------

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GEOGRAPHIC DISTRIBUTION(CONTINUED)
--------------------------------------------------------------------------------
                          MORTGAGE             PRINCIPAL            % OF POOL
STATE                      LOANS               BALANCE ($)     PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Texas                           38            $3,472,306.76              1.38%
Utah                            51            10,898,510.20               4.35
Vermont                          2               182,520.92               0.07
Virginia                         9             1,737,293.95               0.69
Washington                      59             7,382,868.00               2.94
West Virginia                    1               208,000.00               0.08
Wisconsin                        1                44,948.44               0.02
-------------------------------------------------------------------------------
 TOTAL:                      1,347          $250,773,244.62            100.00%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CURRENT FICO SCORES
--------------------------------------------------------------------------------
                              MORTGAGE            PRINCIPAL       % OF POOL
RANGE OF FICO SCORES           LOANS             BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
580 - 599                          1              $184,595.74             0.07%
600 - 619                          1               213,750.00              0.09
620 - 639                          5             1,445,296.65              0.58
640 - 659                         16             2,389,384.78              0.95
660 - 679                         82            14,471,201.97              5.77
680 - 699                        254            44,827,213.71             17.88
700 - 719                        303            53,450,160.90             21.31
720 - 739                        193            37,342,801.14             14.89
740 - 759                        189            38,800,172.86             15.47
760 - 779                        170            33,047,378.97             13.18
780 - 799                         97            19,292,755.92              7.69
800 - 819                         36             5,308,531.98              2.12
--------------------------------------------------------------------------------
 TOTAL:                        1,347          $250,773,244.62           100.00%
--------------------------------------------------------------------------------

Minimum: 585
Maximum: 818
Weighted Average: 727

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CURRENT LOAN RATES
--------------------------------------------------------------------------------
RANGE OF CURRENT          MORTGAGE                                 % OF POOL
LOAN RATES (%)             LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
--------------------------------------------------------------------------------
3.000 - 3.999                 1            $100,912.00                 0.04%
4.000 - 4.999                22           4,386,007.77                  1.75
5.000 - 5.999               356          83,468,267.98                 33.28
6.000 - 6.999               560          90,434,319.10                 36.06
7.000 - 7.999               133          26,151,573.39                 10.43
8.000 - 8.999               169          29,888,984.87                 11.92
9.000 - 9.999                99          15,611,400.61                  6.23
10.000 - 10.999               7             731,778.90                  0.29
--------------------------------------------------------------------------------
 TOTAL:                   1,347        $250,773,244.62               100.00%
--------------------------------------------------------------------------------

Minimum: 3.875%
Maximum: 10.750%
Weighted Average: 6.798%

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------
                              ORIGINAL BALLOON TERM
--------------------------------------------------------------------------------
ORIGINAL BALLOON         MORTGAGE        PRINCIPAL                 % OF POOL
TERM (MONTHS)             LOANS         BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------
24                         284        $49,506,418.77                  19.74%
60                       1,063        201,266,825.85                   80.26
--------------------------------------------------------------------------------
 TOTAL:                  1,347       $250,773,244.62                 100.00%
--------------------------------------------------------------------------------

Minimum: 24
Maximum: 60
Weighted Average: 53

--------------------------------------------------------------------------------
                             REMAINING BALLOON TERM
--------------------------------------------------------------------------------
RANGE OF REMAINING            MORTGAGE        PRINCIPAL            % OF POOL
BALLOON TERM (MONTHS)          LOANS         BALANCE ($)       PRINCIPAL BALANCE
--------------------------------------------------------------------------------
13 - 24                         284        $49,506,418.77              19.74%
49 - 60                       1,063        201,266,825.85               80.26
--------------------------------------------------------------------------------
 TOTAL:                       1,347       $250,773,244.62             100.00%
--------------------------------------------------------------------------------

Minimum: 21
Maximum: 60
Weighted Average: 52

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM
--------------------------------------------------------------------------------
RANGE OF REMAINING              MORTGAGE        PRINCIPAL          % OF POOL
AMORTIZATION TERM (MONTHS)       LOANS          BALANCE ($)    PRINCIPAL BALANCE
--------------------------------------------------------------------------------
349 - 360                       1,347       $250,773,244.62          100.00%
--------------------------------------------------------------------------------
 TOTAL:                         1,347       $250,773,244.62          100.00%
--------------------------------------------------------------------------------

Minimum: 354
Maximum: 360
Weighted Average: 359

--------------------------------------------------------------------------------
                            NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------
NOTE RATE                    MORTGAGE         PRINCIPAL           % OF POOL
ADJUSTMENT DATE                LOANS         BALANCE ($)      PRINCIPAL BALANCE
--------------------------------------------------------------------------------
N/A                            284         $49,506,418.77           19.74%
2006-01                        385          70,896,394.92            28.27
2006-02                        336          64,618,115.79            25.77
2006-03                        283          56,464,939.11            22.52
2006-04                         17           3,734,960.18             1.49
2006-05                         21           2,694,795.85             1.07
2006-06                         21           2,857,620.00             1.14
--------------------------------------------------------------------------------
TOTAL:                       1,347        $250,773,244.62          100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MARGIN RATE (%)
--------------------------------------------------------------------------------
RANGE OF                 MORTGAGE           PRINCIPAL              % OF POOL
MARGIN RATE (%)           LOANS            BALANCE ($)        PRINCIPAL BALANCE
--------------------------------------------------------------------------------
N/A                        284           $49,506,418.77            19.74%
4.000 - 4.999              398            89,962,819.52             35.87
5.000 - 5.999              657           109,230,620.59             43.56
6.000 - 6.999                5               653,635.74              0.26
7.000 - 7.999                2               294,750.00              0.12
8.000 - 8.999                1             1,125,000.00              0.45
--------------------------------------------------------------------------------
TOTAL:                   1,347          $250,773,244.62           100.00%
--------------------------------------------------------------------------------

Minimum (Adjustable only): 4.000%
Maximum (Adjustable only): 8.750%
Non-zero Weighted Average (Adjustable only): 5.052%

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------
                       MAXIMUM MORTGAGE INTEREST RATE (%)
--------------------------------------------------------------------------------
RANGE OF MAXIMUM
MORTGAGE INTEREST             MORTGAGE         PRINCIPAL              % OF POOL
RATE (%)                       LOANS          BALANCE ($)      PRINCIPAL BALANCE
-------------------------------------------------------------------------------
N/A                            284           $49,506,418.77          19.74%
9.000 - 9.999                    1               100,912.00            0.04
10.000 - 10.999                 22             4,386,007.77            1.75
11.000 - 11.999                366            84,896,968.69           33.85
12.000 - 12.999                579            94,192,740.94           37.56
13.000 - 13.999                 35             6,133,373.78            2.45
14.000 - 14.999                 33             7,382,272.47            2.94
15.000 - 15.999                 27             4,174,550.20            1.66
-------------------------------------------------------------------------------
TOTAL:                       1,347          $250,773,244.62         100.00%
-------------------------------------------------------------------------------

Minimum (Adjustable only): 9.875%
Maximum (Adjustable only): 15.875%
Non-zero Weighted Average (Adjustable only): 12.369%

-------------------------------------------------------------------------------
                       MINIMUM MORTGAGE INTEREST RATE (%)
-------------------------------------------------------------------------------
RANGE OF MINIMUM
MORTGAGE INTEREST      MORTGAGE           PRINCIPAL              % OF POOL
RATE (%)                 LOANS           BALANCE ($)         PRINCIPAL BALANCE
-------------------------------------------------------------------------------
N/A                         284        $49,506,418.77                  19.74%
4.000 - 4.999               398         89,962,819.52                   35.87
5.000 - 5.999               657        109,230,620.59                   43.56
6.000 - 6.999                 5            653,635.74                    0.26
7.000 - 7.999                 2            294,750.00                    0.12
8.000 - 8.999                 1          1,125,000.00                    0.45
-------------------------------------------------------------------------------
TOTAL:                    1,347       $250,773,244.62                 100.00%
-------------------------------------------------------------------------------

Minimum (Adjustable only): 4.000%
Maximum (Adjustable only): 8.750%
Non-zero Weighted Average (Adjustable only): 5.052%

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                             COLLATERAL STATISTICS
--------------------------------------------------------------------------------
  Statistical Calculation as of December 1, 2005 (Statistical Calculation Date)
--------------------------------------------------------------------------------
                               FIRST PERIODIC CAP
--------------------------------------------------------------------------------
FIRST PERIOD               MORTGAGE           PRINCIPAL           % OF POOL
CAP RATE (%)                LOANS            BALANCE ($)      PRINCIPAL BALANCE
--------------------------------------------------------------------------------
N/A                          284           $49,506,418.77           19.74%
1.000                         58             9,232,926.03             3.68
5.000                      1,005           192,033,899.82            76.58
--------------------------------------------------------------------------------
TOTAL:                     1,347          $250,773,244.62          100.00%
--------------------------------------------------------------------------------

Minimum (Adjustable only): 1.000%
Maximum (Adjustable only): 5.000%
Non-zero Weighted Average (Adjustable only): 4.817%

--------------------------------------------------------------------------------
                                PERIODIC CAP
--------------------------------------------------------------------------------
                           MORTGAGE          PRINCIPAL             % OF POOL
PERIOD CAP RATE (%)         LOANS           BALANCE ($)        PRINCIPAL BALANCE
--------------------------------------------------------------------------------
N/A                          284          $49,506,418.77             19.74%
1.000                      1,063          201,266,825.85              80.26
--------------------------------------------------------------------------------
TOTAL:                     1,347         $250,773,244.62            100.00%
--------------------------------------------------------------------------------

Minimum (Adjustable only): 1.000%
Maximum (Adjustable only): 1.000%
Non-zero Weighted Average (Adjustable only): 1.000%

INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC. UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF.